UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/06

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2006

Annual Report
to Shareholders

DWS Dreman Mid Cap Value Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of mid-cap companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2006

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustments for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/06
DWS Dreman Mid Cap Value Fund	1-Year	Life of Fund*
Class A	19.20%	14.46%
Class B	18.46%	13.82%
Class C	18.36%	13.68%
Institutional Class	20.06%	15.25%
Russell Midcap™ Value Index+	20.16%	15.56%
S&P® Midcap 400 Index++	11.62%	10.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Mid Cap Value Fund — Class A [] Russell Mid Cap Value Index+ [] S&P Mid Cap Value Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/06
DWS Dreman Mid Cap Value Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$11,235	$11,280
	Average annual total return	12.35%	9.47%
Class B	Growth of $10,000	$11,546	$11,580
	Average annual total return	15.46%	11.66%
Class C	Growth of $10,000	$11,836	$11,860
	Average annual total return	18.36%	13.68%
Russell Mid Cap Value Index+	Growth of $10,000	$12,016	$12,127
	Average annual total return	20.16%	15.56%
S&P Mid Cap Value Index++	Growth of $10,000	$11,162	$11,416
	Average annual total return	11.62%	10.44%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 2, 2005. index returns began on July 31, 2005.

Comparative Results as of 11/30/06
DWS Dreman Mid Cap Value Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,200,600	$1,207,800
	Average annual total return	20.06%	15.25%
Russell Mid Cap Value Index+	Growth of $1,000,000	$1,201,600	$1,212,700
	Average annual total return	20.16%	15.56%
S&P Mid Cap 400 Index++	Growth of $1,000,000	$1,116,200	$1,141,600
	Average annual total return	11.62%	10.44%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.

+ Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

++ S&P MidCap 400 index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/06	$ 11.96	$ 11.87	$ 11.86	$ 12.01
11/30/05	$ 10.04	$ 10.02	$ 10.02	$ 10.06
Distribution Information: Twelve Months: Income Dividends as of 11/30/06	$ .01	$ —	$ —	$ .06
Class A Lipper Rankings — Mid-Cap Core Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	36	of	324	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 11/30/06
DWS Dreman Mid Cap Value Fund	1-Year	Life of Fund*
Class S	19.88%	15.03%
Russell Midcap Value Index+	20.16%	15.56%
S&P Midcap 400 Index++	11.62%	10.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/06	$ 11.97
11/30/05	$ 10.05
Distribution Information: Twelve Months: Income Dividends as of 11/30/06	$ .06
Class S Lipper Rankings — Mid-Cap Core Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	27	of	324	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman Mid Cap Value Fund — Class S [] Russell Mid Cap Value Index+ [] S&P Mid Cap Value Index++

Comparative Results as of 11/30/06
DWS Dreman Mid Cap Value Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,988	$12,048
	Average annual total return	19.88%	15.03%
Russell Mid Cap Value Index+	Growth of $10,000	$12,016	$12,127
	Average annual total return	20.16%	15.56%
S&P Mid Cap 400 Index++	Growth of $10,000	$11,162	$11,416
	Average annual total return	11.62%	10.44%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.

+ Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

++ S&P MidCap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2006 to November 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,100.30	$ 1,097.00	$ 1,096.10	$ 1,102.10	$ 1,102.80
Expenses Paid per $1,000*	$ 7.11	$ 10.78	$ 10.77	$ 5.27	$ 5.27
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,018.30	$ 1,014.79	$ 1,014.79	$ 1,020.05	$ 1,020.05
Expenses Paid per $1,000*	$ 6.83	$ 10.35	$ 10.35	$ 5.06	$ 5.06
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Mid Cap Value Fund	1.35%	2.05%	2.05%	1.00%	1.00%

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Dreman Mid Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Dreman Mid Cap Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management L.L.C. ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1997, with predecessor firms dating back to 1977, and currently manages over $20.7 billion in assets as of November 30, 2006.

Portfolio Management Team

Dreman Value Management, L.L.C. is the subadvisor for the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

Began investment career in 1957.

Joined the fund team in 2005.

Founder, Dreman Value Management, L.L.C.

F. James Hutchinson

Co-Lead Portfolio Manager.

Joined Dreman Value Management, L.L.C. in 2000.

Executive Vice President responsible for Marketing.

Member of Investment Policy Committee.

Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

Nelson Woodard

Co-Lead Portfolio Manager through December 31, 2006.

Began investment career in 1985.

Mr. Woodard rejoined Dreman Value Management, L.L.C. in 2001 after serving as a Managing Director of the Firm from 1997 to 2000. He is currently a Managing Director and Senior Portfolio Manager with the Firm. From 2000 through 2001, Mr. Woodard was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. Mr. Woodard received a BA in Mathematics and Economics, MA in Economics and a Ph.D. in Econometrics and Public Finance from the University of Virginia.

Mark Roach

Co-Lead Portfolio Manager, effective November 28, 2006.

Joining Dreman Value Management, L.L.C. in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products.

Prior to that, Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006; security analyst from 1997 to 2001 for various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

BS, Baldwin Wallace College; MBA, University of Chicago.

In the following interview, Co-Lead Portfolio Managers David N. Dreman, F. James Hutchinson and Mark Roach discuss the economy, the market environment and performance of DWS Dreman Mid Cap Value Fund for the annual period ended November 30, 2006.

Q: How would you describe the economic and market environment over the last year?

A: A period of weak growth in the fourth quarter of 2005, resulting mainly from weather-related disruptions, was followed by a strong rebound in the first quarter of 2006. Since then, the US economy has been growing somewhat below trend, largely because of a significant drop in housing activity. Nonetheless, consumer spending and business investment remain reasonably strong.

Some moderation in the overall pace of economic activity was to be expected, as three years of above-trend growth had taken up the slack in labor and product markets, pushing core inflation slightly above the US Federal Reserve Board's (the Fed's) desired range. The main question now is whether the current slowdown will help contain inflation without moving into a period of growth well below trend. We expect that any weakening will be modest, as we believe positive aspects of the economy, such as easing energy prices and benign financial conditions, will offset the negative effects of a weakening housing market.

The stock market has been quite strong over the last year, except for a brief period of weakness in May and June when investors demonstrated concern about rising interest rates and inflation. The broad market, as measured by the Standard & Poor's 500® (S&P 500) Index, had a return of 14.23% for the 12-month period ended November 2006.1 Small-cap stocks performed significantly better than large-cap issues: the Russell 2000® Index, which measures the return of small-cap stocks, had a return of 17.43%, compared with 14.15% for the Russell 1000® Index, which tracks large-cap stocks.2 Performance of mid-cap stocks was between that of large-cap and small-cap: the return of the Russell Midcap™ Index was 16.47%.3 Value stocks outperformed growth stocks in all capitalization categories.4

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

2 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

3 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion.

4 Value stocks are represented by the Russell 1000® Value Index; growth stocks are represented by the Russell 1000® Growth Index. The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

Index returns assume reinvestment of all dirstributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How is DWS Dreman Mid Cap Value Fund managed?

A: Our management of the fund is based on the value-oriented principles that guide all funds that Dreman manages. The fund seeks long-term capital appreciation by investing in the common stocks of mid-cap companies that we believe are undervalued but have favorable prospects for appreciation. We define mid-cap companies as those that have a market capitalization similar to that of the Russell Midcap Value Index, which has an average market capitalization which usually ranges from $550 million to $20 billion.

We begin the selection process by identifying mid-cap stocks with below-market price-to-earnings ratios. We then compare the stock price of each company under consideration with its book value, cash flow and dividend yield to identify those companies that are financially sound and appear to have a strong potential for long-term capital appreciation and dividend growth. We assemble a portfolio of the most attractive stocks, drawing on an analysis of the outlook for the economy as a whole and for various industries and sectors.

We may favor securities from different sectors and industries at different times, while maintaining variety in terms of industries and companies represented.

We will normally sell a stock when it reaches a target price, when it no longer qualifies as a mid-cap company, or when fundamental factors change or we believe other investments offer better opportunities.

Q: How did the fund perform over the last year?

A: The fund's return for the 12 months ended November 2006 (Class A shares) was 19.20%. For this period, the S&P® MidCap 400 Index had a return of 11.62%; the return of the Russell Midcap™ Value Index was 20.16%; and the average return of the Lipper Mid-Cap Core Funds category was 12.96%.5 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

Q: What were the major determinants of the fund's performance?

A: Performance benefited from stock selection in the consumer staples sector, where we have held several tobacco stocks. We believe the attractiveness of these stocks' great brands and high yields outweigh the potential negative of liability lawsuits. Reynolds American is a tobacco stock that performed well early in the year and was sold on strength. Other contributors among tobacco holdings were UST, Inc., the leader in smokeless tobacco in the United States, and Loews Corp. — Carolina Group, whose cigarette brands include Newport and True.

One of the best-performing stocks in the portfolio was General Cable Corp., which makes high- and low-voltage electrical cable and also data cable. We believe this company stands to benefit from increased investment in the power grid and also from the growing importance of broadband communications. General Cable's earnings have improved dramatically, and the stock has responded positively.

The fund's substantial overweight in energy had mixed results. Most energy stocks have had positive returns over the last year, although the energy group has been rather volatile, responding to changing market perceptions of short-term supply and demand conditions.6 We continue to evaluate the fund's energy exposure, balancing consideration of stock prices in this rather volatile group against our belief that oil prices will remain high because worldwide demand for energy is growing faster than supply. In the energy group, Tesoro Corp. and Valero Energy Corp. contributed to relative performance, while Oil States International, Inc. and Sunoco, Inc. detracted.

5 The S&P MidCap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

The Lipper Mid-Cap Core Funds category is a group of mutual funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P MidCap 400 Index.

Index and category returns assume reinvestment of all distributions. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or Lipper category.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Performance relative to the Russell Midcap Value Index was hurt by the index's significant weight in real estate investment trusts (REITs) and utility stocks, which performed well. The fund has minimal representation in these categories because we consider most of the stocks to be fully valued.

Q: Do you have other comments for shareholders?

The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. In the mid-cap arena, there are often opportunities to identify stocks that meet our value criteria that are not widely followed.

We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios and above-market dividend yields. We believe this approach has the potential for better risk-adjusted returns than the broader market over time. We urge investors to take a long-term view, and to avoid reacting to the fluctuations that are an inevitable element of equity investing.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	11/30/06	11/30/05

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/06	11/30/05

Financials	28%	24%
Health Care	16%	22%
Energy	15%	16%
Industrials	11%	13%
Consumer Staples	7%	7%
Information Technology	7%	5%
Utilities	6%	2%
Materials	5%	4%
Consumer Discretionary	5%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2006 (18.7% of Net Assets)
1. Loews Corp. — Carolina Group Producer and seller of tobacco in the United States, Puerto Rico and certain territories of the United States	2.2%
2. Chesapeake Energy Corp. Produces oil and natural gas	2.2%
3. ConocoPhillips Producer of petroleum and other natural gases	2.1%
4. Caremark Rx, Inc. Provider of pharmaceutical services in the United States	2.1%
5. Thermo Fisher Scientific, Inc. Manufacturer of measurement instruments that monitor, collect and analyze information for various industries	2.0%
6. Ventas, Inc. Investor in long-term health care facilities	1.8%
7. Occidental Petroleum Corp. Producer of oil and natural gas	1.6%
8. CIT Group, Inc. Operator of an investment management firm	1.6%
9. Southern Union Co. Explorer of natural gas	1.6%
10. Eaton Vance Corp. Creates, markets and manages mutual funds	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006

	Shares	Value ($)

Common Stocks 97.4%
Consumer Discretionary 4.3%
Hotels Restaurants & Leisure 0.9%
Penn National Gaming, Inc.*	6,100	225,517
Royal Caribbean Cruises Ltd.	4,400	186,780
		412,297
Household Durables 0.3%
Mohawk Industries, Inc.*	2,100	162,603
Specialty Retail 2.7%
The Sherwin-Williams Co.	8,800	550,440
TJX Companies, Inc.	23,300	638,886
		1,189,326
Textiles, Apparel & Luxury Goods 0.4%
Fossil, Inc.*	8,100	170,262
Consumer Staples 7.2%
Beverages 1.4%
Constellation Brands, Inc. "A"*	14,000	391,720
Quilmes Industrial SA (ADR)	3,500	232,750
		624,470
Food Products 2.0%
Archer-Daniels-Midland Co.	9,100	319,410
Hormel Foods Corp.	6,600	250,008
Smithfield Foods, Inc.*	12,300	324,474
		893,892
Household Products 0.9%
Church & Dwight Co., Inc.	9,900	414,909
Tobacco 2.9%
Loews Corp. — Carolina Group	15,900	991,683
UST, Inc.	5,300	296,694
		1,288,377
Energy 15.0%
Energy Equipment & Services 0.9%
Oil States International, Inc.*	11,900	414,239
Oil, Gas & Consumable Fuels 14.1%
Anadarko Petroleum Corp.	11,200	552,832
Apache Corp.	7,250	506,993
Chesapeake Energy Corp.	28,800	980,064
ConocoPhillips	13,800	928,740
Hess Corp.	3,600	180,972
Murphy Oil Corp.	5,000	271,400
Noble Energy, Inc.	4,700	251,450
Occidental Petroleum Corp.	14,100	709,794
Pogo Producing Co.	3,400	179,928
Range Resources Corp.	6,100	189,649
Sunoco, Inc.	4,500	306,720
Tesoro Corp.	7,500	528,375
Valero Energy Corp.	6,900	379,983
Williams Companies, Inc.	10,300	285,928
		6,252,828
Financials 27.0%
Capital Markets 7.0%
Bear Stearns Companies, Inc.	3,200	487,936
Eaton Vance Corp.	21,700	692,230
Federated Investors, Inc. "B"	11,100	368,298
Legg Mason, Inc.	5,100	486,336
Nuveen Investments "A"	10,700	530,934
T. Rowe Price Group, Inc.	12,800	554,624
		3,120,358
Commercial Banks 5.2%
First Horizon National Corp.	8,200	326,852
Hancock Holding Co.	5,700	306,204
KeyCorp.	12,100	436,810
Marshall & Ilsley Corp.	10,700	489,953
R & G Financial Corp. "B"	21,300	158,259
Wachovia Corp.	11,000	596,090
		2,314,168
Diversified Financial Services 3.1%
Bank of America Corp.	12,300	662,355
CIT Group, Inc.	13,600	707,336
		1,369,691
Insurance 4.5%
Ambac Financial Group, Inc.	3,400	291,176
Arch Capital Group Ltd.*	9,100	607,880
Cincinnati Financial Corp.	11,500	509,220
Ohio Casualty Corp.	19,600	572,516
		1,980,792
Real Estate Investment Trusts 5.6%
Annaly Capital Management, Inc. (REIT)	21,100	294,978
KKR Financial Corp. (REIT)	20,100	537,876
Newcastle Investment Corp. (REIT)	9,900	296,505
NovaStar Financial, Inc. (REIT)	17,900	545,950
Ventas, Inc. (REIT)	20,900	814,055
		2,489,364
Thrifts & Mortgage Finance 1.6%
Sovereign Bancorp, Inc.	19,325	482,738
The PMI Group, Inc.	5,800	251,198
		733,936
Health Care 16.0%
Health Care Equipment & Supplies 6.5%
Bausch & Lomb, Inc.	7,100	343,782
Beckman Coulter, Inc.	8,900	528,215
Biomet, Inc.	14,400	544,464
Kinetic Concepts, Inc.*	8,500	308,550
The Cooper Companies, Inc.	12,300	663,831
Zimmer Holdings, Inc.*	7,300	532,608
		2,921,450
Health Care Providers & Services 5.5%
Caremark Rx, Inc.	19,400	917,620
LifePoint Hospitals, Inc.*	11,600	402,636
Medco Health Solutions, Inc.*	7,700	386,617
Quest Diagnostics, Inc.	4,800	255,216
Triad Hospitals, Inc.*	11,400	484,728
		2,446,817
Life Sciences Tools & Services 4.0%
Charles River Laboratories International, Inc.*	7,800	325,650
Invitrogen Corp.*	4,000	220,080
PerkinElmer, Inc.	15,100	327,217
Thermo Fisher Scientific, Inc.*	20,400	894,132
		1,767,079
Industrials 10.4%
Aerospace & Defense 4.0%
Alliant Techsystems, Inc.*	6,400	494,784
CAE, Inc.	42,200	384,020
DRS Technologies, Inc.	8,200	407,458
L-3 Communications Holdings, Inc.	5,900	485,275
		1,771,537
Construction & Engineering 0.7%
Shaw Group, Inc.*	10,600	316,834
Electrical Equipment 3.1%
AMETEK, Inc.	15,600	508,716
Cooper Industries Ltd. "A"	3,500	320,040
General Cable Corp.*	5,700	242,250
Hubbell, Inc. "B"	5,900	309,455
		1,380,461
Machinery 2.6%
Eaton Corp.	4,000	308,320
ITT Corp.	8,300	447,785
Parker Hannifin Corp.	4,700	392,356
		1,148,461
Information Technology 6.8%
Computers & Peripherals 2.0%
Avid Technology, Inc.*	12,700	495,046
Diebold, Inc.	8,400	386,400
		881,446
Electronic Equipment & Instruments 1.8%
Anixter International, Inc.*	5,500	322,410
Mettler-Toledo International, Inc.*	6,000	464,520
		786,930
IT Services 2.1%
Convergys Corp.*	16,500	397,980
DST Systems, Inc.*	8,900	555,360
		953,340
Software 0.9%
Symantec Corp.*	19,200	407,040
Materials 5.2%
Chemicals 4.4%
Agrium, Inc.	10,000	308,400
Ashland, Inc.	8,200	554,402
Lyondell Chemical Co.	13,900	343,330
Scotts Miracle-Gro Co. "A"	8,600	425,442
Sigma-Aldrich Corp.	4,400	334,884
		1,966,458
Metals & Mining 0.8%
Freeport-McMoRan Copper & Gold, Inc. "B"	3,500	220,045
Oregon Steel Mills, Inc.*	1,700	106,998
		327,043
Utilities 5.5%
Electric Utilities 1.0%
PPL Corp.	6,100	221,735
Progress Energy, Inc.	4,400	210,188
		431,923
Gas Utilities 1.6%
Southern Union Co.	25,000	700,750
Independent Power Producers & Energy Traders 2.4%
AES Corp.*	24,100	563,217
Mirant Corp.*	17,400	529,308
		1,092,525
Multi-Utilities 0.5%
PG&E Corp.	4,900	225,057
Total Common Stocks (Cost $39,607,275)		43,356,663

Cash Equivalents 1.9%
Cash Management QP Trust, 5.33% (a) (Cost $818,328)	818,328	818,328
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $40,425,603)+	99.3	44,174,991
Other Assets and Liabilities, Net	0.7	325,671
Net Assets	100.0	44,500,662

* Non-income producing security.

+ The cost for federal income tax purposes was $40,438,363. At November 30, 2006, net unrealized appreciation for all securities based on tax cost was $3,736,628. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,031,416 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $294,788.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006
Assets
Investments: Investments in securities, at value (cost $39,607,275)	$ 43,356,663
Investment in Cash Management QP Trust (cost $818,328)	818,328
Total investments in securities, at value (cost $40,425,603)	44,174,991
Dividends receivable	57,086
Interest receivable	3,663
Receivable for Fund shares sold	380,856
Other assets	26,387
Total assets	44,642,983
Liabilities
Payable for Fund shares redeemed	43,414
Other accrued expenses and payables	98,907
Total liabilities	142,321
Net assets, at value	$ 44,500,662
Net Assets
Net assets consist of: Undistributed net investment income	235,219
Net unrealized appreciation (depreciation) on investments	3,749,388
Accumulated net realized gain (loss)	553,087
Paid-in capital	39,962,968
Net assets, at value	$ 44,500,662

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($20,839,328 ÷ 1,742,074 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 11.96
Maximum offering price per share (100 ÷ 94.25 of $11.96)	$ 12.69

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,611,185 ÷ 219,997 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)

$ 11.87

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,669,277 ÷ 730,712 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)

$ 11.86
Class S Net Asset Value, offering and redemption price(a) per share ($5,776,231 ÷ 482,418 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 11.97
Institutional Class Net Asset Value, offering and redemption price(a) per share ($6,604,641 ÷ 550,017 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 12.01

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $637)	$ 509,662
Interest — Cash Management QP Trust	28,112
Total Income	537,774
Expenses: Management fee	190,836
Services to shareholders	49,632
Custodian and accounting fees	155,344
Distribution service fees	91,799
Auditing	42,678
Legal	14,405
Directors' fees and expenses	5,653
Reports to shareholders	34,817
Registration fees	42,338
Organization and offering expenses	48,646
Other	5,591
Total expenses before expense reductions	681,739
Expense reductions	(340,346)
Total expenses after expense reductions	341,393
Net investment income (loss)	196,381
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	562,437
Net unrealized appreciation (depreciation) during the period on investments	3,662,484
Net gain (loss) on investment transactions	4,224,921
Net increase (decrease) in net assets resulting from operations	$ 4,421,302

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended November 30, 2006	For the Period Ended November 30, 2005*
Operations: Net investment income (loss)	$ 196,381	$ (10,025)
Net realized gain (loss) on investment transactions	562,437	(10,486)
Net unrealized appreciation (depreciation) during the period on investment transactions	3,662,484	86,904
Net increase (decrease) in net assets resulting from operations	4,421,302	66,393
Distributions to shareholders from: Net investment income: Class A	(4,480)	—
Class S	(14,903)	—
Institutional Class	(3,754)	—
Fund share transactions: Proceeds from shares sold	33,419,960	9,044,345
Reinvestment of distributions	22,650	—
Cost of shares redeemed	(2,420,555)	(32,926)
Redemption fees	2,625	5
Net increase (decrease) in net assets from Fund share transactions	31,024,680	9,011,424
Increase (decrease) in net assets	35,422,845	9,077,817
Net assets at beginning of period	9,077,817	—
Net assets at end of period (including undistributed net investment income of $235,219 and $14,519, respectively)	$ 44,500,662	$ 9,077,817

* For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.04	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.09	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.84	.05
Total from investment operations	1.93	.04
Less distributions from: Net investment income	(.01)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.96	$ 10.04
Total Return (%)[c,d]	19.20	.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	4
Ratio of expenses before expense reductions (%)	2.55	6.68*
Ratio of expenses after expense reductions (%)	1.25[e]	2.81*
Ratio of net investment income (loss) (%)	.86	(.51)*
Portfolio turnover rate (%)	34	10

[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[b] Based on average shares outstanding during period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since inception of the Fund. The ratio without this reimbursement would have been 1.54%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended November 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.83	.05
Total from investment operations	1.85	.02
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.87	$ 10.02
Total Return (%)[c,d]	18.46	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1
Ratio of expenses before expense reductions (%)	3.36	7.41*
Ratio of expenses after expense reductions (%)	1.95[e]	3.51*
Ratio of net investment income (loss) (%)	.16	(1.21)*
Portfolio turnover rate (%)	34	10

[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended November 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.82	.05
Total from investment operations	1.84	.02
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.86	$ 10.02
Total Return (%)[c,d]	18.36	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	2
Ratio of expenses before expense reductions (%)	3.34	7.46*
Ratio of expenses after expense reductions (%)	1.95[e]	3.51*
Ratio of net investment income (loss) (%)	.16	(1.21)*
Portfolio turnover rate (%)	34	10

[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended November 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.05	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.13	(.00)***
Net realized and unrealized gain (loss) on investment transactions	1.85	.05
Total from investment operations	1.98	.05
Less distributions from: Net investment income	(.06)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.97	$ 10.05
Total Return (%)[c]	19.88	.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	2
Ratio of expenses before expense reductions (%)	2.27	6.38*
Ratio of expenses after expense reductions (%)	.90[d]	2.46*
Ratio of net investment income (loss) (%)	1.21	(.16)*
Portfolio turnover rate (%)	34	10

[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 1.19%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.06	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.13	(.00)***
Net realized and unrealized gain (loss) on investment transactions	1.88	.06
Total from investment operations	2.01	.06
Less distributions from: Net investment income	(.06)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 12.01	$ 10.06
Total Return (%)[c]	20.06	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7.6
Ratio of expenses before expense reductions (%)	2.23	6.38*
Ratio of expenses after expense reductions (%)	0.90[d]	2.46*
Ratio of net investment income (loss) (%)	1.21	(.16)*
Portfolio turnover rate (%)	34	10

[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 1.19%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Dreman Mid Cap Value Fund (formerly Scudder-Dreman Mid Cap Value Fund) (the ``Fund'') is a diversified series of DWS Value Series, Inc. (formerly Scudder Value Series, Inc.) (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, service to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended November 30, 2006 the Fund fully utilized its capital loss carryforward of $9,100.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 736,922
Undistributed net long-term capital gains	$ 64,144
Net unrealized appreciation (depreciation) on investments	$ 3,736,628

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2006	2005
Distribution from ordinary income	$ 23,137	$ —

* For tax purpose short-term capital gains distributions are considered ordinary income distributions.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and were amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $39,216,114 and $8,591,965, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund. DVM is paid by the Advisor for its services. The Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily at the following rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $1.5 billion of such net assets	.680%
Over $4.0 billion of such assets	.660%

For the period from December 1, 2005 through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering costs) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.35%
Class B	2.05%
Class C	2.05%
Class S	1.00%
Institutional Class	1.00%

Accordingly, for the year ended November 30, 2006, the fee pursuant to the Management Agreement aggregated $190,836, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, during the year ended November 30, 2006, the Advisor agreed to reimburse the Fund's organizational and offering costs incurred since inception (August 2, 2005 commencement of operations) of $73,136.

Service Provider Fees. State Street Bank and Trust Company is the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended November 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2006
Class A	$ 21,324	$ 1,805	$ 6,773
Class B	4,328	2,336	1,368
Class C	9,462	4,742	458
Class S	2,959	2,959	1,222
Institutional Class	2,657	1,412	—
	$ 40,730	$ 13,254	$ 9,821

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended November 30, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $134,211, of which $62,999 was waived and $9,555 was unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2006
Class B	$ 13,810	$ 1,461
Class C	35,657	4,916
	$ 49,467	$ 6,377

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2006	Annual Effective Rate
Class A	$ 26,669	$ 6,380.22%
Class B	4,253	299.23%
Class C	11,410	977.24%
	$ 42,332	$ 7,656

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2006 aggregated $30,491.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2006, the CDSC for Class B and C shares aggregated $780 and $928, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,912, of which $6,720 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2006, the custodian fee was reduced by $121 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2006		Period Ended November 30, 2005*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,455,288	$ 16,015,666	427,691	$ 4,249,371
Class B	131,513	1,428,681	103,429	1,029,168
Class C	598,926	6,551,563	152,411	1,516,597
Class S	351,729	3,856,622	162,457	1,632,209
Institutional Class	499,921	5,567,428	61,742	617,000
		$ 33,419,960		$ 9,044,345
Shares issued to shareholders in reinvestment of distributions
Class A	385	$ 4,042	—	$ —
Class S	1,388	14,857	—	—
Institutional Class	352	3,751	—	—
		$ 22,650		$ —
Shares redeemed
Class A	(139,435)	$ (1,547,659)	(1,855)	$ (18,469)
Class B	(14,596)	(158,557)	(349)	(3,461)
Class C	(20,625)	(230,422)	—	—
Class S	(32,066)	(351,458)	(1,090)	(10,996)
Institutional Class	(11,998)	(132,459)	—	—
		$ (2,420,555)		$ (32,926)
Redemption fees		$ 2,625		$ 5
Net increase (decrease)
Class A	1,316,238	$ 14,473,999	425,836	$ 4,230,904
Class B	116,917	1,270,226	103,080	1,025,708
Class C	578,301	6,321,701	152,411	1,516,598
Class S	321,051	3,520,034	161,367	1,621,214
Institutional Class	488,275	5,438,720	61,742	617,000
		$ 31,024,680		$ 9,011,424

* For the period August 2, 2005 (commencement of operations) to November 30, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Dreman Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Mid Cap Value Fund (formerly Scudder-Dreman Mid Cap Value Fund), one of a series of DWS Value Series, Inc. (formerly Scudder Value Series, Inc.) (the "Corporation"), including the investment portfolio, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended November 30, 2006 and for the period from August 2, 2005 (commencement of operations) to November 30, 2005, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Mid Cap Value Fund at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for the year ended November 30, 2006 and for the period from August 2, 2005 (commencement of operations) to November 30, 2005, and the financial highlights for the each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2007

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $69,000 as capital gain dividends for its year ended November 30, 2006, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2006, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $561,000, or the maximum amount allowable under law, as qualified dividends income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call (800) 621-1048.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Directors were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious Advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board considered the delegation of day-to-day portfolio management responsibility to Dreman Value Management, L.L.C. The Board noted that comparative performance information was not available due to the Fund's limited operating history. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor to date have been satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. The information provided to the Board, which included the effect of an expense cap that expires on March 1, 2009, showed that the Fund's management fee rate was at the 1st percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 99th percentile for Class A shares, the 99th percentile for Class B shares, the 99th percentile for Class C shares, the 99th percentile for Institutional Class shares, and the 99th percentile for Class S shares. The Board noted that the total expense information included the Fund's organizational and offering expenses, which the Advisor subsequently agreed to pay. As a result, the Board noted that the current cap is set at a level that would have resulted in percentile rankings near the median for each class. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses through February 28, 2009, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included four breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Annual Review of the Sub-Advisory Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") and Dreman Value Management, L.L.C. (the "Sub-Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Sub-Advisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Sub-Advisory Agreement, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisor, investment approach of the Sub-Advisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that comparative performance information was not available due to the Fund's limited operating history.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Sub-Advisor to date have been satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under the Sub-Advisory Agreement and how it related to the overall management fee structure of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Sub-Advisor, an unaffiliated third party, and that the Advisor compensates the Sub-Advisor from its fees. The Board also considered the estimated profitability of the Sub-Advisor based on revenues and expenses provided by the Sub-Advisor and concluded that the estimated profitability realized by the Sub-Advisor in connection with the management of the Fund was not unreasonable.

As part of its review of the investment management agreement with DeIM, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board also noted that the investment management agreement with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Sub-Advisor. The Board also considered the character and amount of other incidental benefits received by the Sub-Advisor and its affiliates. The Board noted that the Sub-Advisor agreed to adhere to DeIM's Soft Dollar Policy for the Fund, which includes an agreement not to use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board noted that DeIM has recently proposed and the Board is evaluating a change in its policies to permit the allocation of brokerage to acquire research services generated by parties other than the executing broker-dealer. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Sub-Advisory Agreement continue to be fair and reasonable and that the continuation of the Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Board Member, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		68
Paul K. Freeman[2] (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	68
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	68
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	68
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68
Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		71
Officers[3]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[4], Deutsche Asset Management	n/a
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[6] (1962) Secretary, 2001-present	Director[4], Deutsche Asset Management	n/a
Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger5, (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[6] (1962) Assistant Secretary, 1998-present	Managing Director[4], Deutsche Asset Management	n/a
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management	n/a
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 Appointed Chairman of the Board, effective January 1, 2007.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	MIDVX	MIDYX	MIDZX	MIDIX
CUSIP Number	23338F-747	23338F-739	23338F-721	23338F-697
Fund Number	417	617	717	1417
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	MIDTX
Fund Number	2117

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, November 30, 2006, DWS Dreman Mid Cap Value Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS DREMAN MID CAP VALUE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended November 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$37,304	$0	$5,087	$0
2005	$19,125	$0	$3,375	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$5,087	$316,254	$948,620	$1,269,961
2005	$3,375	$70,570	$40,586	$114,531

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Mid Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Mid Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	January 29, 2007